Western Union Provides Update on Impact from COVID-19 and 2020 Financial Outlook

DENVER, March 27, 2020: The Western Union Company (NYSE: WU), a global leader in cross-border, cross-currency money movements and payments, has continued to closely monitor the development of the unprecedented COVID-19 pandemic in an effort to protect and serve the interests of all stakeholders. Through mid-March of this year, the impact of COVID-19 on the Company’s operations across over 200 countries and territories had been limited to a few countries, notably China and Italy, and had minimal impact on overall results that were in line with the Company’s expectations,  highlighting the durability of its cross-border money transfer business.

In  the later part of March, particularly recent days, the spread of COVID-19 has rapidly accelerated around the globe. In response, many governments have implemented policies intended to stop or slow the further spread of the disease,  such as lockdowns, shelter-in-place, or restricted movement guidelines. These policies have also resulted in lower consumer and commercial activity across many markets and the closure of some Western Union Agent locations. Consequently, Western Union’s retail money transfer business experienced  a more pronounced year-over-year decline in transactions during the later part of March that will likely continue for the near-term. However, the fundamentals of the Company’s business remain on track as its digital money transfer business has continued to experience strong transaction growth through late March, while the Business Solutions segment also continued to deliver solid results so far.

The uncertainty over the eventual scale and duration of the COVID-19 pandemic and its impact on the global economy limit the Company’s ability to reasonably forecast 2020 financial results at this time. Therefore, the Company is withdrawing its full-year 2020 financial outlook and plans to provide an update on views on 2020 with first quarter results planned for release in May 2020.

The Company’s strong balance sheet and financial position and vast retail network that is largely currently operating provide a strong competitive position. Furthermore, the Company remains enthusiastic about its leading digital money transfer business, including Westernunion.com, white label partnerships, and recently launched services such as the “Digital location” channel.

As the current situation evolves, the Company is advising customers of any changes in service in the Agent network with the Agent Locator link for the status of the nearest locations.

Safe Harbor Compliance Statement for Forward-Looking Statements

This press release contains certain statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from those expressed in, or implied by, our forward-looking statements. Words such as "expects," "intends," "targets," "anticipates," "believes," "estimates," "guides," "provides guidance," "provides outlook" and other similar expressions or future or conditional verbs such as "may," "will," "should," "would," "could," and "might"

are intended to identify such forward-looking statements. Readers of this press release of The Western Union Company (the "Company," "Western Union," "we," "our" or "us") should not rely solely on the forward-looking statements and should consider all uncertainties and risks discussed in the "Risk Factors" section and throughout the Annual Report on Form 10-K for the year ended December 31, 2019.  The statements are only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statement.  Possible events or factors that could cause results or performance to differ materially from those expressed in our forward-looking statements include the following: (i) events related to our business and industry, such as:  changes in general economic conditions and economic conditions in the regions and industries in which we operate, including global economic downturns and trade disruptions, or significantly slower growth or declines in the money transfer, payment service, and other markets in which we operate, including downturns or declines related to interruptions in migration patterns or other events, such as public health emergencies or epidemics such as COVID-19, civil unrest, war, terrorism, or natural disasters, or non-performance by our banks, lenders, insurers, or other financial services providers; failure to compete effectively in the money transfer and payment service industry, including among other things, with respect to price, with global and niche or corridor money transfer providers, banks and other money transfer and payment service providers, including electronic, mobile and internet-based services, card associations, and card-based payment providers, and with digital currencies and related protocols, and other innovations in technology and business models; political conditions and related actions, including trade restrictions and government sanctions, in the United States and abroad, which may adversely affect our business and economic conditions as a whole, including interruptions of United States or other government relations with countries in which we have or are implementing significant business relationships with agents or clients; deterioration in customer confidence in our business, or in money transfer and payment service providers generally; our ability to adopt new technology and develop and gain market acceptance of new and enhanced services in response to changing industry and consumer needs or trends; changes in, and failure to manage effectively, exposure to foreign exchange rates, including the impact of the regulation of foreign exchange spreads on money transfers and payment transactions; any material breach of security, including cybersecurity, or safeguards of or interruptions in any of our systems or those of our vendors or other third parties; cessation of or defects in various services provided to us by third-party vendors; mergers, acquisitions, and the integration of acquired businesses and technologies into our Company, divestitures, and the failure to realize anticipated financial benefits from these transactions, and events requiring us to write down our goodwill; decisions to change our business mix; our ability to realize the anticipated benefits from restructuring-related initiatives, which may include decisions to downsize or to transition operating activities from one location to another, and to minimize any disruptions in our workforce that may result from those initiatives; failure to manage credit and fraud risks presented by our agents, clients, and consumers; failure to maintain our agent network and business relationships under terms consistent with or more advantageous to us than those currently in place, including due to increased costs or loss of business as a result of increased compliance requirements or difficulty for us, our agents, or their subagents in establishing or maintaining relationships with banks needed to conduct our services; changes in tax laws, or their interpretation, any subsequent regulation, and potential related state income tax impacts, and unfavorable resolution of tax contingencies; adverse rating actions by credit rating agencies; our ability to protect our brands and our other intellectual property rights, and to defend ourselves against potential intellectual property infringement claims; our ability to attract and retain qualified key employees and to manage our workforce successfully; material changes in the market value or liquidity of securities that we hold; restrictions imposed by our debt obligations; (ii) events related to our regulatory and litigation environment, such as:  liabilities or loss of business resulting from a failure by us, our agents, or their subagents to comply with laws and regulations and regulatory or judicial interpretations thereof, including laws and regulations designed to protect consumers, or detect and prevent money laundering, terrorist financing, fraud, and other illicit activity; increased costs or loss of business due to regulatory initiatives and changes in laws, regulations and industry practices and standards, including changes in interpretations, in the United States and abroad, affecting us, our agents or their subagents, or the banks with which we or our agents maintain bank accounts needed to provide our services, including related to anti-money laundering regulations, anti-fraud measures, our licensing arrangements, customer due diligence, agent and subagent due diligence, registration and monitoring requirements, consumer protection requirements, remittances, and immigration; liabilities, increased costs or loss of business and unanticipated developments resulting from governmental investigations and consent agreements with or enforcement actions by regulators, including those associated with the settlement agreements with the United States Department of Justice, certain United States Attorney’s Offices, the United States Federal Trade Commission, the Financial Crimes Enforcement Network of the United States Department of Treasury, and various state attorneys general (the “Joint Settlement Agreements”); liabilities resulting from litigation, including class-action lawsuits and similar matters, and regulatory enforcement actions, including costs, expenses, settlements, and judgments; failure to comply with regulations and evolving industry standards regarding consumer privacy and data use and security, including with respect to the General Data Protection Regulation (“GDPR”) in the European Union (“EU”) and the California Consumer Privacy Act; failure to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), as well as regulations issued pursuant to it and the actions of the Consumer Financial Protection Bureau (“CFPB”) and similar legislation and regulations enacted by other governmental authorities in the United States and abroad related to consumer protection and derivative transactions; effects of unclaimed property laws or their interpretation or the enforcement thereof; failure to maintain sufficient amounts or types of regulatory capital or other restrictions on the use of our working capital to meet the changing requirements of our regulators worldwide; changes in accounting standards, rules and interpretations, or industry standards affecting our business; catastrophic events; and management’s ability to identify and manage these and other risks.

About Western Union

The Western Union Company (NYSE: WU) is a global leader in cross-border, cross-currency money movement. Our omnichannel platform connects the digital and physical worlds and makes it possible for consumers and businesses to send and receive money and make payments with speed, ease, and reliability.  As of December 31, 2019, our network included over 550,000 retail agent locations offering our branded services in more than 200 countries and territories, with the capability to send money to billions of accounts. Additionally, westernunion.com is available in over 70 countries, plus additional territories, to move money around the world. With our global reach, Western Union moves money for better, connecting family, friends and businesses to enable financial inclusion and support economic growth. For more information, visit www.westernunion.com.

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Contacts:

Media Relations:

Pia De Lima

+1 (954)  260-5732

Pia.DeLima@westernunion.com

Investor Relations:

Brad Windbigler

+1(720) 332-2510

brad.windbigler@westernunion.com